------------------------------------------------------------------------------
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 15, 2005

                           THE MIDDLEBY CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

         Delaware                         1-9973                 36-3352497
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
 of Incorporation)                                          Identification No.)

     1400 Toastmaster Drive, Elgin, Illinois                       60120
    (Address of Principal Executive Offices)                     (Zip Code)

                                (847) 741-3300
             (Registrant's telephone number, including area code)
                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  Pursuant to the terms of the Stock Repurchase Agreement, dated December 23, 2004, by and among the Company, William F. Whitman, Jr., the former Chairman of the Company's board of directors ("Mr. Whitman"), members of his family and trusts controlled by his family, the Company and Mr. Whitman entered into a letter agreement, dated February 15, 2005 (the "Letter Agreement"), whereby the Company agreed to pay to Mr. Whitman a lump sum in the amount of $7,500,000 in full and final satisfaction of the Company's obligations to fund Mr. Whitman's monthly pension benefits.

                  A copy of the Letter Agreement is attached hereto as Exhibit
10.1. The description of the Letter Agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the complete copy of the agreement attached hereto as an exhibit.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits.

EXHIBIT NO.       DESCRIPTION
-----------       ------------------------------------------------------------

Exhibit 10.1 Letter Agreement, dated February 15, 2005, by and between The Middleby Corporation and William F. Whitman, Jr.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE MIDDLEBY CORPORATION


Dated: February 18, 2005                     By:  /s/  Timothy J. FitzGerald
                                                  --------------------------
                                                  Timothy J. FitzGerald
                                                  Vice President and Chief
                                                  Financial Officer

Exhibit No.       Description
-----------       ------------------------------------------------------------
Exhibit 10.1      Letter Agreement, dated February 15, 2005, by and between The
                  Middleby Corporation and William F. Whitman, Jr.